UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2013

Date of Report (Date of earliest event reported)

Duke Mountain Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-140177

(Commission File Number)

98-0503336

(I.R.S. Employer Identification No.)

6805 Sundance Trail

Riverside, CA 92506

(Address of principal executive offices)

(951) 907-9911

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends and supplements Item 9.01(b) of the Current Report on Form 8-K, filed by Duke Mountain Resources, Inc. (the “Company”) on January 7, 2014, to include the unaudited pro forma financial information related to the acquisition by the Company of all of the issued and outstanding shares of Fostung Resources Ltd. from Janus Resources, Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Unaudited pro forma information giving effect to the acquisition of Fostung

      Resources Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 26, 2014.

Duke Mountain Resources, Inc.

By:/s/ David Gamache

Name: David Gamache

Title: President & CEO